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                                                            Exhibit 10.33
FORDHAM PROPERTIES INC.
5743 Landregan St.
Emeryville, CA 94608



ARTICLE ONE: BASIC TERMS

   This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

   Section 1.01. DATE OF LEASE:   Nov. 14, 1994
                               ------------------------------------------------
   Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): EMERYVILLE BUSINESS CENTRE,
                                                  -----------------------------
   a California Limited Partnership
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Address of Landlord:      5743 LANDREGAN STREET
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                          EMERYVILLE, CA  94608
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   Section 1.03. TENANT (INCLUDE LEGAL ENTITY): BERKELEY LEARNING
                                                -------------------------------
    TECHNOLOGIES, INC. A CALIFORNIA CORPORATION
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Address of Tenant:     1250 - 45TH STREET
                   ------------------------------------------------------------
                       EMERYVILLE, CA  94605
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   Section 1.04. PROPERTY: The Property is part of Landlord's multi-tenant
real property development known as   EMERYVILLE BUSINESS CENTRE
                                     -----------------------------------
and described or depicted in Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is (include street address, approximate square footage and description)
                                                                    -----------

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  1250 - 45TH STREET, SUITE 150
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  EMERYVILLE, CA  94608
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  APPROXIMATELY 6,500 SQUARE FEET OF OFFICE SPACE
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   Section 1.05. LEASE TERM:  FIVE (5)   years   -0-    months
                             ---------         -------
                                                          See Addendum, Sec. 15
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   Section 1.06. PERMITTED USES: (See Article Five) OFFICE AND RESEARCH AND
                                                    ---------------------------
DEVELOPMENT AND RELATED LEGAL USES
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   Section 1.07. TENANT'S GUARANTOR: (If none, so state)     NONE
                                                        -----------------------
   Section 1.08. BROKERS: (See Article Fourteen) (If none, so state)
Landlord's Broker:   CB COMMERCIAL
                  -------------------------------------------------------------
Tenant's Broker:     CUSHMAN & WAKEFIELD
                  -------------------------------------------------------------

   Section 1.09.  COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article
Fourteen) $   PER AGREEMENT
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   Section 1.10.  INITIAL SECURITY DEPOSIT: (See Section 3.03) $ 16,640
                                                               ----------------
   Section 1.11.  VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Section
4.05)   NINETEEN (19)
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   Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:
   (a) BASE RENT:
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SEE ADDENDUM SEC. 17
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(If (ii) is completed, then (i) and Section 3.02 are inapplicable)

   (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Tenant's Initial Pro Rata Share of Common Area Expenses 6.13% (See Section 4.05); (v) Impounds for Insurance Premiums and Property Taxes (See Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article
Six).

   Section 1.13 LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05)    FIFTY
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percent (     50  %) of the Profit (the "Landlord's Share").
         ----------
    Section 1.14. RIDERS: The following riders are attached to and made a part of this Lease: (If none, so state)
                                        ---------------------------------------
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         Exhibits A, B and C
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   ADDENDUM
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   Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the
Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease.

   Section 2.02. DELAY IN COMMENCEMENT.

               See Addendum, Sec. 16

   Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

   Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE: BASE RENT

   Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing. See Addendum, Sec. 17

   Section 3.03. SECURITY DEPOSIT; INCREASES.

   (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord
(1) may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.


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     Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this
Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

     ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01 ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.


     Section 4.02. PROPERTY TAXES

     (a) REAL PROPERTY TAXES. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section
4.08 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of Leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a reassessment of the Property due to a change in ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. See Addendum, Sec. 18

     (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assesser's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d) PERSONAL PROPERTY TAXES.

         (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

         (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after the Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04. INSURANCE POLICIES.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisors and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by the Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS. Subject to Section 4.08, Tenant shall pay all premiums for the policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's
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of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). For insurance policies maintained by Landlord which cover improvements on the entire Project, Tenant shall pay Tenant's prorated share of the premiums, in accordance with the formula in Paragraph 4.05(e) for determining Tenant's share of Common Area costs. If insurance policies maintained by Landlord cover improvements on real property other than the Project, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04 At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

     (d) GENERAL INSURANCE PROVISIONS.

         (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or(1) modification of such coverage.

         (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

         (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

         (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.05.  COMMON AREAS; USE, MAINTENANCE AND COSTS.

     (a) COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leaseable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities. Tenant acknowledges that such activities may result in inconvenience to Tenant. Such activities and changes are permitted if they do not materially affect Tenant's use of the Property.

     (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's(2) judgement, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

     (c) SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. If Tenant parks more vehicles in See Addendum, Sec. 19

     (d)  MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common
Area in good order, condition and repair and shall operate the Project as a first-class industrial/commercial real property development. Tenant shall pay Tenant's pro rata share (as determined below) of all costs incurred by Landlord for the operation and maintenance of the Common Areas. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and workers' compensation insurance; all property taxes and assessments levied on
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personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straightline depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed eight percent (8%) of the gross rents of the Project for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Areas costs. Common Area costs shall not include depreciation of real property which forms part of the Common Areas. See Addendum, Sec. 20

     (e) TENANT'S SHARE AND PAYMENT. Tenant shall pay Tenant's annual pro rata share of all Common Area costs (prorated for any fractional month) upon written notice from Landlord that such costs are due and payable, and in any event prior to delinquency. Tenant's pro rata share shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.04 of the Lease, by the aggregate square foot area of the Project which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's initial pro rata share is set out in Paragraph 1.13(b). Any changes in the Common Area costs and/or the aggregate area of the Project leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election(1), estimate in advance and charge to Tenant as Common Area costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all maintenance and repair costs for which the Tenant is liable under Section 6.04 of the Lease, and all other Common Area costs payable by Tenant hereunder. At Landlord's election, such statements of estimated Common Area costs shall be delivered monthly, quarterly or at any other periodic intervals to be designated by Landlord(2). Landlord may adjust such estimates at any time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within sixty (60) days after the end of each calendar year of the Lease Term. Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the Common Area costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit(3) given by Landlord given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such periods.(4)

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord goes not receive any rent payment within ten (10) days after it becomes due(5), Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve
(12)-month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances rules, regulations, orders and requirements regulating(6) including the Occupational Safety and Health Act.

     Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous waste", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord(7). Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property. See Addendum, Sec. 21

     Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent(8). Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.




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     Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs(1) incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable. See Addendum, Sec. 22

     Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants(2) or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlords(3) deems necessary. Landlord shall give Tenant(4) prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

     Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

     Section 6.03. LANDLORD'S OBLIGATIONS.

     (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundations(5), exterior walls and roof of the Property (including painting the exterior surface of the exterior walls of the Property not more often than once every five (5) years, if necessary) and all components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the Project. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall make repairs under this Section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

     (b) Tenant shall pay or reimburse Landlord for all costs Landlord incurs under Paragraph 6.03(a) above as Common Area costs as provided for in Section
4.05 of the Lease. Tenant waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

     Section 6.04. TENANT'S OBLIGATIONS.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including nonstructural, interior, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment, in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventative maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor, unless Landlord maintains such equipment under Section 6.03 above(6). If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition(7).

      (b) Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all(8) costs incurred in performing such maintenance or repair immediately upon demand.

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     Section 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost(1) and which are not visible from the outside of any building of which the Property is part. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction)(2). All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b)(3) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord(3) are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord(4) maintain under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate the Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of an damage, destruction, repair, or restoration of or to the Property.


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     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.(1)

     Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee.

     Section 9.05. LANDLORD'S CONSENT.

     (a) Tenant's request for consent to any transfer described in Section
9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b) If Tenant assigns or subleases, the following shall apply:

         (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions(2) and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled


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     to recover such costs and expenses before Tenant is obligated to pay the
     Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

         (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord(1) may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

     Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. DEFAULTS. Tenant shall be in material default under this
Lease:

     (a) If Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge(2) due;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) -day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.


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     Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any groundlease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded(1). Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that (2) Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may(3) require. Tenant shall deliver such statement to Landlord within ten
(10) days after(4) Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) If Tenant does not deliver such statement to Landlord within such ten (10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and
(iv)that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements(3) required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

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

ARTICLE TWELVE: LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include (1) legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty
(30)-day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

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

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.


                                               "LANDLORD"

Signed on   11- 15, 1994          Emeryville Business Centre, A California
            ------------------    ----------------------------------------
at Emeryville, CA                 Limited Partnership
   --------------                 ----------------------------------------
                                  By: [illegible]
                                      ------------------------------------
                                  Its: General Partner
                                       -----------------------------------
                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------



                                               "TENANT"

Signed on   November 14, 1994     Berkeley Learning Technologies, Inc.,
            ------------------    ----------------------------------------
at Berkeley, CA                   a California corporation
   --------------                 ----------------------------------------
                                  By: [illegible]
                                      ------------------------------------
                                  Its: CEO
                                       -----------------------------------
                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------

     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS-Registered Trademark-, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS-Registered Trademark-, INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

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

                                  ENDNOTES
                                  --------

PAGE 2

1/  , after the expiration of any applicable cure period,

PAGE 3

1/   (excluding any deductible under Landlord's comprehensive public liability insurance policy)

PAGE 4

1/   substantial

2/   reasonable

1/   reasonably

2/   (but not more often than monthly)

3/   against Tenant's obligation to pay rent

4/   Landlord's statement of Common Area costs shall be certified to be correct by Landlord. Tenant shall have the right, for a period of one (1) year after receipt of Landlord's statement, to question the accuracy of any Common Area cost specified in the statement. If Tenant questions any Common Area cost within the aforementioned time period, Landlord, after receipt of written notice from Tenant, shall make Landlord's books and records regarding the Common Area cost in question available to Tenant in a timely manner for Tenant to audit. Tenant shall conduct the audit at a place other than Landlord's office. Tenant shall pay the costs and expenses of any such audit, unless the audit reveals a discrepancy of at least three percent (3%) in the Common Area cost, in which event Landlord shall reimburse Tenant for the costs and expenses of the audit within ten (10) days of Tenant's written request therefor.

5/   and Landlord notifies Tenant that it has not yet received said rent

6/   any use by Tenant of the Property other than for a Permitted Use

7/   except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable environmental laws

8/  , which consent shall not be unreasonably withheld or delayed

1/  reasonably

2/  (during the last six (6) months of the Lease Term only)

3/  reasonably

4/  not less than twenty-four (24) hours'

5/  structural components,

6/  or such maintenance is covered under Landlord's warranty for the HVAC unit


                                      1.

7/   provided, however, that this sentence shall not be construed to require
Tenant to put the Property in better condition than the condition of the Property as it existed as of the Commencement Date

8/   reasonable

1/   per year

2/   Within ten (10) days of Landlord's receipt of Tenant's notice to
Landlord informing Landlord of its intent to make any alterations, additions or improvements to the Premises, Landlord shall notify Tenant in writing as to whether Tenant is required to remove the proposed alterations at the end of the Lease Term and restore the Premises to its original condition. If Landlord fails to notify Tenant in writing of its obligation to remove the proposed alterations, improvements or additions at the end of the Lease Term within said ten (10) day period, Tenant shall not be required to remove the alterations, additions and improvements at the end of the Lease Term.

3/   together with the amount of the deductible

4/   is required to

1/   Tenant shall not be deemed in violation of this Section 9.01 if a change in voting control of Tenant's stock, or the stock of any corporate entity which directly or indirectly controls Tenant, results by virtue of Tenant's initial public offering of Tenant's stock.

2/   and finders' fees, advertising costs, legal fees

PAGE 9

1/  , upon reasonable notice to Tenant of not less than five (5) days,

2/   within ten (10) days after written notice from Landlord that such amount is

PAGE 10

1/ ; provided, that in connection with any such subordination, the ground lessor, beneficiary or mortgagee, as the case may be, executes an agreement confirming that Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's other obligations under this Lease and is not otherwise in default.

2/  , to Tenant's actual knowledge,

3/  reasonably

4/  Tenant's receipt of

PAGE 11

1/  reasonable


                                      2.

1/   Tenant's receipt of Landlord's written request therefor

2/   or Tenant

3/   the non-performing party's

4/   or Tenant's

5/   and Landlord

6/   each other

7/   each Party


Tenant:                               Landlord:

[illegible]                           [illegible]
-------------                         -------------
(initial)                             (initial)




                                      3.

                                 EXHIBIT "A"

                                                                    FLOOR PLAN



                          EMERYVILLE BUSINESS CENTER

                  1250 45TH STREET - EMERYVILLE, CALIFORNIA

                                  EXHIBIT B

                               Reserved Parking

                               [to be attached]

                                  EXHIBIT C

                                Adjacent Space

                               [to be attached]

                                   ADDENDUM
                                   --------

     This Addendum shall be a part of, and is hereby incorporated into, that certain lease (the "Lease") by and between Emeryville Business Centre, a California Limited Partnership ("Landlord"), and Berkeley Learning Technologies, Inc., a California corporation ("Tenant"), for the property located at 1250 - 45th Street, Suite 150, Emeryville, California, as more fully described in Section 1.04 of the Lease. Capitalized terms used herein shall have the meaning ascribed to them in the Lease, unless otherwise indicated.

15. COMMENCEMENT DATE. The Lease Term shall commence (the "Commencement Date") on the date on which the Property is Ready for Occupancy (as hereinafter defined), and shall end on the date which is five (5) years after the Commencement Date, plus the number of days necessary to end the Lease Term on the last day of a month. The Property shall be ready for occupancy ("Ready for Occupancy") when construction of the Tenant Improvements (as defined in Section 26 herein), excluding the installation of the HVAC unit, is completed in accordance with the conditions called for in Section 26 of this Lease. Within ten (10) days of the Commencement Date, Landlord and Tenant shall execute a "Memorandum of Commencement", stating the Commencement Date and the expiration date of this Lease.

16. DELAY IN COMMENCEMENT. If the Property is not Ready For Occupancy on or before December 23, 1994, then Tenant, at its election and without waiving any rights it may have, may terminate this Lease at any time prior to the Commencement Date by written notice to Landlord. In addition, if Landlord has not installed a new HVAC unit in the Property pursuant to Section 26 of this Lease within one hundred twenty (120) days from the date of this Lease, Tenant, at its election and without waiving any rights it might have, may terminate this Lease upon written notice to Landlord.

17. BASE RENT. The Base Rent during the Lease Term is set forth in the following table:

                   PERIOD                              BASE RENT
                   ------                              ---------
     Commencement Date through the 3rd
     full calendar month of the Lease
     Term                                              $0.64 psf

     4th full calendar month through
     the 36th full calendar month of
     the Lease Term                                    $1.28 psf

     37th full calendar month through
     the 48th full calendar month of
     the Lease Term                                    $1.38 psf

     49th full calendar month through
     the 60th full calendar month of
     the Lease Term                                    $1.48 psf

18. REAL PROPERTY TAXES. Notwithstanding anything to the contrary contained in Section 4.05 of this Lease, any increases in taxes attributable to change of ownership (E.G., sale) of all or any part of the Property, building in which the Property is located ("Building") or Project shall not constitute a "real property tax" for purposes of this Lease.

19. PARKING. Notwithstanding anything to the contrary contained in this Lease, Landlord shall reserve three (3) of the nineteen (19) vehicle parking spaces allocated to Tenant for the exclusive use of Tenant and its agents, employees, contractors and invitees. Landlord shall designate such parking spaces as reserved for use by Tenant. The location of the parking spaces reserved for Tenant's exclusive use are more particularly shown on EXHIBIT A.


                                       1.

20. COMMON AREA COSTS. Notwithstanding anything to the contrary contained in Section 4.05 of this Lease, Common Area costs shall not include the following: (1) legal fees, brokerage commissions, advertising costs or other related expenses incurred in connection with the leasing of the Project; (2) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building or to comply with any requirements of any governmental authority in effect as of the Commencement Date; (3) any improvements, alterations or expenditures of a capital nature; (4) depreciation or amortization of the Building; (5) damage and repairs attributable to fire or other casualty; (6) damage and repairs covered under any insurance policy required to be carried by Landlord in connection with the Building or Common Areas; (7) damage and repairs necessitated by the negligence or wilful misconduct of Landlord or Landlord's employees, contractors or agents; (8) payments of principal or interest on any mortgage or other encumbrance; (9) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant, tenants or other occupants or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building and/or Project or any part thereof; (10) costs incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants or other occupants or vacant space in the Building; (11) overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services for the Project or Building or for supplies or other materials to the extent that the costs of the services, supplies or materials exceed the competitive costs of the services, supplies or materials if they were not provided by a subsidiary or an affiliate; (12) costs incurred to test, survey, cleanup, contain, abate, remove or otherwise remedy Hazardous Materials (as defined in Section 5.03) from the Project unless the Hazardous Materials were in or on the Project because of Tenant's gross negligence or intentional acts; and
(13) any other expense which, under generally accepted accounting principles and practice, would not be considered a normal maintenance and operating expense.

21. HAZARDOUS MATERIALS. Landlord represents and warrants to Tenant that to the best of Landlord's knowledge there are no Hazardous Materials located within the Property or Project as of the date of this Lease in violation of applicable laws.

22. LANDLORD'S INDEMNITY. Landlord shall indemnify, defend (with counsel reasonably satisfactory to Tenant), protect and hold harmless Tenant and its officers, directors, employees and shareholders from and against any and all costs, claims or liability (including without limitation reasonable attorneys' fees) arising from the injury of any person or persons (including wrongful death) or the damage or destruction of any property occurring in, on or about the Common Areas that is due to or caused by the acts or omissions of Landlord or Landlord's employees, agents, contractors and invitees. Tenant's and Landlord's obligations under Section 5.05 of this Lease shall survive the expiration or earlier termination of this Lease.

23.  OPTION TO TERMINATE

     Tenant shall have an option to terminate this Lease at the end of the twenty-fourth (24th), thirty-sixth (36th) or forty-eighth (48th) full calendar month of the Lease Term upon six (6) months prior written notice to Landlord; provided, however, Tenant may not exercise its option to terminate this Lease if, prior to Tenant's exercise of its option to terminate this Lease, (1) Landlord delivers to Tenant Landlord's Notice (as defined in
Section 25 below) pursuant to which Landlord offers to lease to Tenant a portion of the Adjacent Space (as defined in Section 25 of this Lease) consisting of 3,500 or more square feet of office space contiguous to the Property (hereinafter referred to as the "Expansion Space") in accordance with the provisions set forth in Section 25 of this Lease, AND (ii) Tenant leases the Expansion


                                       2.

Space. If Tenant terminates this Lease pursuant to this Section, Tenant shall pay to Landlord within ten (10) days after the effective date of termination the unamortized amount of any brokerage fees and improvement costs incurred by Landlord in connection with this Lease, excluding the cost incurred by Landlord in installing or repairing the HVAC unit servicing the Property and constructing the demising walls in the Property. Such costs shall be amortized on a straight line basis over the original term of this Lease (i.e., five (5) years).

24.  OPTION TO EXTEND.

     a. OPTION RIGHT. Tenant shall have the option to extend the Lease Term for an additional period of three (3) years (the "Extension Term") on all of the terms and conditions of this Lease, except (i) Tenant shall not have the option to further extend the Lease Term and (ii) the Base Rent shall be ninety-five percent (95%) of the "Fair Market Rent" as of the commencement of the Extension Term. Tenant shall exercise such option, if at all, by written notice ("Tenant's Extension Notice") to Landlord not later than one hundred twenty (120) days prior to the expiration of the original Lease Term.
Tenant's failure to give Tenant's Extension Notice in a timely manner shall be deemed a waiver of Tenant's option to extend the Lease Term.

     b.  DETERMINATION OF FAIR MARKET RENT.

         (i) AGREEMENT ON RENT. For the purposes of this Lease, "Fair Market Rent" means the fair market monthly rent expected to prevail as of the commencement of the Extension Term with respect to leases for office space of comparable size and quality located in same geographical area as the Property. The parties shall have thirty (30) days after Landlord's receipt of Tenant's Extension Notice within which to agree on the Fair Market Rent.

         (ii) SELECTION OF APPRAISERS. If Landlord and Tenant are unable to agree on the Fair Market Rent within the aforementioned thirty (30) day period as evidenced by a written amendment to this Lease executed by them, then, within ten (10) days after the expiration of the thirty (30) day period, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the geographical area of the Property or a broker with at least five (5) years' brokerage experience in the geographical area of the Property (each is hereinafter referred to as an "appraiser") to appraise and set the monthly Base Rent during the Extension Term. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the monthly Base Rent during the Extension Term. If two (2) appraisers are appointed by Landlord and Tenant as stated in this Section, they shall meet promptly and attempt to set the monthly Base Rent for the Extension Term. If the two (2) appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Section within ten (10) days after the last day the two (2) appraisers are given to set the monthly Base Rent. If they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten (10) days' notice to the other party, can apply to the then president of the real estate board of the county in which the Property is located, or to the Presiding Judge of the Superior Court of the county in which the Property is located, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant.


                                       3.

         (iii) VALUE DETERMINED BY THREE (3) APPRAISERS. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the monthly Base Rent for the Extension Term. If a majority of the appraisers is unable to set the monthly Base Rent within the stipulated period of time, Landlord's appraiser shall arrange for simultaneous exchange of written appraisals from each of the appraisers and the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the monthly Base Rent for the Property during the Extension Term. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the monthly Base Rent for the Property during the Extension Term. If both the low appraisal and the high appraisal are disregarded as stated in this Section, the middle appraisal shall be the monthly Base Rent for the Property during the Extension Term.

         (iv) NOTICE TO LANDLORD AND TENANT. After the monthly Base Rent for the Extension Term has been set, the appraisers immediately shall notify Landlord and Tenant, and Landlord and Tenant immediately shall execute an amendment to this Lease stating the monthly Base Rent.

25.  TENANT'S RIGHT OF FIRST OFFER.

     a. RIGHT OF TENANT. Subject to the terms and conditions provided below, Landlord grants to Tenant a right of first offer ("Right of First Offer") to lease all or a portion of the adjacent space (the "Adjacent Space") to the Property, consisting of approximately 9,034 square feet of space and located within the Building, as such space becomes available for lease. The Adjacent Space is more particularly described in EXHIBIT A.

     b. EXERCISE OF RIGHT. If all or any portion of the Adjacent Space becomes available for lease during the Term (or any extension thereof), Landlord shall notify Tenant in writing ("Landlord's Notice") of the availability of such space. Landlord shall specify in Landlord's Notice the approximate square footage of the space which is available for lease and the terms on which Landlord is willing to lease the space to Tenant. Tenant may exercise Tenant's Right of First Offer to lease all or any portion of the Adjacent Space by delivering to Landlord written notice of its election to lease the space described in Landlord's Notice on the terms proposed therein within fifteen (15) days of Tenant's receipt of Landlord's Notice. If Tenant does not exercise its Right of First Offer to lease the space described in Landlord's Notice within said fifteen (15) day period, except as otherwise provided below, Landlord shall be relieved of its obligation to lease to Tenant the space described in Landlord's Notice and Tenant's rights under this Section shall terminate and be of no further force or effect.

     c. CONTINUING RIGHT. Notwithstanding anything to the contrary contained in this Section, Landlord may not lease the Adjacent Space during the Term (or any extension thereof) for less than ninety-five percent (95%) of the average annual Base Rent specified in Landlord's Notice unless Landlord first re-offers to lease the Adjacent Space to Tenant at such lesser Base Rent and on the same terms and conditions upon which Landlord proposes to lease the Adjacent Space. Landlord shall offer to lease the Adjacent Space to Tenant and Tenant shall exercise its Right of First Offer to lease the Adjacent Space (if at all) in accordance with the procedure set forth in Section 25.b above.

26. TENANT IMPROVEMENTS. Prior to the Commencement Date, Landlord shall complete the following improvements to the


                                       4.

Property (the "Tenant Improvements"), in accordance with plans and specifications approved by Tenant:

     (i)   install a new pad and carpet;

     (ii)  paint the interior of the Property;

     (iii) install a new HVAC unit; and

     (iv) to the extent a kitchen has not been installed in the Premises, install a kitchen (including a counter and sink) in the Premises.

Landlord shall commence construction and/or installation of the Tenant Improvements immediately following the execution of this Lease and shall diligently proceed with the construction and/or installation of the Tenant Improvements.

Landlord represents and warrants to Tenant, as of the Commencement Date, that the Property is and shall be in compliance with all applicable municipal, county, state and federal statutes, laws, ordinances, including, but not limited to, zoning ordinances, and regulations governing and relating to the use, construction, condition and occupancy of the Property.

27. IMPROVEMENT ALLOWANCE. Landlord shall pay to Tenant upon the terms and conditions set forth below an improvement allowance (the "Improvement Allowance") in an amount not to exceed Three Thousand Dollars ($3,000.00). The amount paid by Landlord to Tenant shall not exceed Tenant's actual expenses for work performed and materials furnished in connection with the Property, including, without limitation, costs incurred by Tenant in demolishing certain walls and installing new electrical lighting in the Property. Landlord shall pay the Improvement Allowance to Tenant within ten
(10) days after Landlord receives from Tenant its written request therefor, provided that Tenant's written request is accompanied by copies of invoices paid by Tenant in an amount equal to the amount requested by Tenant.

28. EARLY ENTRY. Notwithstanding anything to the contrary contained in this Lease, Tenant, upon written notice to Landlord, may occupy the Property prior to the Commencement Date. Tenant's occupancy of the Property during said early occupancy period shall be subject to all of the provisions of this Lease, except that Tenant shall only be obligated to pay to Landlord seventy-five (75%) of the Base Rent (I.E., $0.48 psf) and all other changes specified in this Lease for the early occupancy period.

29. REIMBURSEMENT UPON TERMINATION. If Landlord fails to deliver the Premises to Tenant Ready for Occupancy on or prior to December 23, 1994 and Tenant terminates this Lease in accordance with the terms of Section 16 of this Lease, Tenant shall reimburse Landlord an amount equal to any expenditure incurred by Landlord prior to Tenant's termination of this Lease and actually paid by Landlord with respect to Landlord's purchase and installation of carpet and padding in the Premises. Notwithstanding the foregoing, if Landlord fails to deliver the Premises to Tenant Ready for Occupancy within sixty (60) days after the execution of this Lease, Tenant may terminate this Lease as provided in Section 16 of this Lease at no cost to Tenant.



                 [ILLEGIBLE]                         RJS
                 -----------                     -----------


                                       5.

[logo]
24 February 1998

Michelle Kraus
Theatrix/Sanctuary Woods
1250 45th Street, Suite 350
Emeryville, CA 94608

     Re: Rent Increase Suite 350

Dear Michelle,

Your present rent on Suite 350 is being increased per addendum #3 of your Lease dated 11/14/94:

YOUR NEW RENT ON SUITE 350 IS $5745.00 PER MONTH. EFFECTIVE DATE OF INCREASE 4/15/98.

The rent breakdown for April is as follows:

     1/2 Present Rent $5381.00 =          $2690.50
     1/2 New Rent     $5745.00 =          $2872.50
                                          --------
     TOTAL APRIL RENT FOR SUITE 350 IS    $5563.00

TOTAL RENT DUE PER MONTH FOR THE EMERYVILLE BUSINESS CENTRE
     Suite 150          $  2094.00
     Suite 325          $  4463.00
     Suite 350          $  5745.00
                        ----------
     TOTAL MONTHLY RENT $12,302.00

On January 14,1998, I had a telephone conversation with Marge and she took all the information down as to what to pay in March, April, and May 1998.

If you have any questions, please give me a call.

Thank you,

/s/ Elayne M. Pieri
-------------------
Elayne M. Pieri
Property Manager
sent via fax: 658-2827
Fordham Properties Inc.
5835 Doyle St.
Suite 101
Emeryville, CA 94608
510 547-7177